Registration No. 333-50749

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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
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                          POST-EFFECTIVE AMENDMENT NO. 1
                                        TO
                              REGISTRATION STATEMENT
                                        ON
                                     FORM S-3
                                      UNDER
                            THE SECURITIES ACT OF 1933


                         ENERGY CONVERSION DEVICES, INC.
              (Exact name of registrant as specified in its charter)

          Delaware                                                38-1749884
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               1675 West Maple Road
                                  Troy, MI 48084
                                  (248) 280-1900

          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)


                            ROGER JOHN LESINSKI, ESQ.
                         Energy Conversion Devices, Inc.
                               1675 West Maple Road
                                  Troy, MI 48084
                                  (248) 280-1900

            (Name, address, including zip code, and telephone number,
                    including area code, of agent for service)

                                    Copies to:

               CRAIG A. ROEDER, ESQ.             SIDNEY TODRES, ESQ.
                  JENNER & BLOCK            EPSTEIN, BECKER & GREEN, P.C.
                   One IBM Plaza                   250 Park Avenue
                 Chicago, IL 60611               New York, NY 10177
                  (312) 222-9350                   (212) 351-4500



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      This  Post-Effective  Amendment shall become  effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

                                 ---------------


                   Withdrawing 250,000 Units from Registration





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      Pursuant to the UNDERTAKING set forth in its Registration  Statement,  the
Company hereby withdraws from registration 250,000 unsold Units.



                                    SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, the Company has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, hereunto specifically authorized by Rule 478(a) of the General Rules and Regulations under the Securities Act of 1933, in the City of Troy, State of Michigan, on the 9th day of June, 1998.

                                                 ENERGY CONVERSION DEVICES, INC.




                                                 By   /s/  Roger John Lesinski
                                                   -----------------------------
                                                       Roger John Lesinski
                                                       Agent for Service








































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